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                                                                   EXHIBIT 10.35

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                             STOCKHOLDERS AGREEMENT

                                   CONCERNING

                          VANGUARD HEALTH SYSTEMS, INC.

                                ----------------

                          DATED AS OF NOVEMBER 4, 2004

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                                TABLE OF CONTENTS

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ARTICLE I PROXY.................................................................................      1

         Section 1.1.   Proxy...................................................................      1

ARTICLE II EMPLOYEES' REPRESENTATIONS, WARRANTIES AND AGREEMENTS................................      2

         Section 2.1.   Shares Unregistered.....................................................      2
         Section 2.2.   Additional Investment Employee Representations..........................      3

ARTICLE III TRANSFERS...........................................................................      4

         Section 3.1.   Limitations on Transfer.................................................      4
         Section 3.2.   Void Transfers..........................................................      4
         Section 3.3.   Certificates; Legend....................................................      4
         Section 3.4.   Company Right of First Refusal..........................................      6
         Section 3.5.   Tag-Along Rights........................................................      7
         Section 3.6.   Right to Drag-Along.....................................................      9

ARTICLE IV CERTAIN PROVISIONS APPLICABLE TO SHAREHOLDERS........................................      9

         Section 4.1.   Company Call Option.....................................................      9

ARTICLE V REGISTRATION RIGHTS...................................................................     12

         Section 5.1.   Incidental Registration.................................................     12

ARTICLE VI COMPETITIVE OPPORTUNITY AND COMPETING ACTIVITIES.....................................     12

         Section 6.1.   Competitive Opportunity.................................................     12
         Section 6.2.   Competing Activities....................................................     12

ARTICLE VII CONFIDENTIALITY; INTELLECTUAL PROPERTY RIGHTS.......................................     13

         Section 7.1.   Confidentiality.........................................................     13
         Section 7.2.   Intellectual Property...................................................     14

ARTICLE VIII DEFINITIONS........................................................................     14

         Section 8.1.   Defined Terms...........................................................     14
         Section 8.2.   Other Definitional Terms; Interpretation................................     21

ARTICLE IX MISCELLANEOUS........................................................................     22

         Section 9.1.   Assignment and Binding Effect...........................................     22
         Section 9.2.   Notices.................................................................     22
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
         Section 9.3.   Governing Law; Submission to Jurisdiction; Waiver of Jury Trial.........     23
         Section 9.4.   Entire Agreement........................................................     23
         Section 9.5.   Counterparts............................................................     24
         Section 9.6.   Severability............................................................     24
         Section 9.7.   Amendment and Modification..............................................     24
         Section 9.8.   Waiver..................................................................     24
         Section 9.9.   Further Assurances......................................................     24
         Section 9.10.  Sections, Exhibits......................................................     24
         Section 9.11.  Specific Enforcement....................................................     24
         Section 9.12.  Successors..............................................................     25
         Section 9.13.  Computation of Time.....................................................     25
         Section 9.14.  Additional Shares Subject to Agreement..................................     25

EXHIBIT A: FORM OF JOINDER AGREEMENT............................................................     36
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      This STOCKHOLDERS AGREEMENT, dated as of November 4, 2004 (the
"Agreement"), concerning Vanguard Health Systems, Inc., a Delaware corporation
(the "Company"), is entered into by and among the Company, VHS Holdings LLC, a
Delaware limited liability company ("Holdings"), Blackstone FCH Capital Partners
IV L.P., a Delaware limited partnership, and its affiliates identified on the signature pages hereto as a "Blackstone Party" (collectively, the "Blackstone
Parties") and the parties identified on the signature pages hereto as an
"Employee" or who have otherwise become party to this Agreement and have agreed to become bound by its terms as an "Employee" by entering into a joinder agreement substantially in the form attached hereto as Exhibit A (collectively, the "Employees").

                                    RECITALS

      WHEREAS, the Employees have been granted options exercisable for common stock of the Company and, upon the exercise thereof, will become a shareholder of the Company; and

      WHEREAS, the parties hereto desire to enter into this Agreement in order to set forth the terms and conditions of the shareholding by the Employees; and

      NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties hereto hereby agree as follows:

                                    ARTICLE I

                                      PROXY

      Section 1.1. Proxy.

      (a) Each Employee hereby agrees, (i) until the earlier to occur of (x) the Lapse Date and (y) a Qualified IPO, in respect of all Designated Actions which are described in clause (i) of the definition of "Designated Action" set forth in Section 8.1 and (ii) until the occurrence of the Lapse Date in respect of all Designated Actions which are described in clause (ii) of the definition of "Designated Action" set forth in Section 8.1, to take all Designated Actions in the manner that the Management Representative, in his sole and absolute discretion, shall direct, at any meeting of the shareholders of the Company, at any and all adjournments thereof, and on any other occasion in respect of which the consent of such Employee with respect to his or her Shares may be given or may be requested or solicited by the Company or any other Person, whether at a meeting, pursuant to the execution of a written consent, under this Agreement or otherwise, for all purposes in connection with any Designated Action, and such Employee hereby ratifies and confirms all that the Management Representative may do by virtue hereof.

      (b) For purposes of effecting any Designated Action, each Employee does hereby irrevocably constitute and appoint the Management Representative as his or her true and lawful attorney, agent and proxy for and in his or her name, place and stead, with the exclusive right to take all Designated Actions, in the Management Representative's sole and absolute discretion, at any meeting of the shareholders of the Company, at any and all adjournments thereof, and on any other occasion in respect of which the consent of such Employee may be given or may be requested or solicited by the Company or any other Person, whether at a meeting, pursuant to the execution of a written consent, under this Agreement or otherwise, for all purposes in connection with any Designated Action, and such Employee hereby ratifies and confirms all that the Management Representative may do by virtue hereof. Each Employee agrees with the Management Representative that, without the prior written consent of the Management Representative, he or she will not, so long as this Agreement shall be in effect with respect to any such Employee, take any Designated Action, appoint any person other than the Management Representative as his or her attorney, agent or proxy with respect to such Shares, or take any action inconsistent with the appointment of the Management Representative as his or her lawful attorney, agent and proxy, or the exercise by the Management Representative of the powers granted to it, hereunder.

      (c) The parties hereto agree that, in taking or giving directions for the taking of any Designated Action or in otherwise acting hereunder, the Management Representative shall have no responsibility in respect of the management of the Company by Directors for whom it shall have voted or for any action taken by any such Directors or for any action taken pursuant to any consent given or vote cast by it or other action taken by it, and the Management Representative's powers herein shall be discretionary and any of them may be exercised from time to time when he sees fit and without leave of any court or any other Person and the Management Representative may refrain from exercising any powers or rights from time to time as he sees fit in each case irrespective of any relationship that the Management Representative or any of his Affiliates may have with any of the parties hereto other than pursuant to this Agreement.

      (d) The powers granted pursuant to this Section 1.1, and the proxy granted pursuant hereto, are coupled with an interest and shall be irrevocable (i) prior to the earlier to occur of (x) the Lapse Date and (y) a Qualified IPO in respect of all Designated Actions which are described in clause (i) of the definition of "Designated Action" set forth in Section 8.1 and (ii) prior to the occurrence of the Lapse Date in respect of all Designated Actions which are described in clause (ii) of the definition of "Designated Action" set forth in Section 8.1.

      (e) Each Employee agrees not to Transfer any of his or her Shares prior to the Lapse Date (other than (i) Transfers of Shares pursuant to Section 3.4, 3.5 or 3.6 and (ii) Transfers to the Company) unless the proposed Transferee shall have agreed in writing to be bound as an "Employee" by the terms of this Section.

      (f) The Management Representative accepts his appointment as proxy and agent and agrees to serve in such capacity pursuant to the terms of this Section 1.1.

                                   ARTICLE II

              EMPLOYEES' REPRESENTATIONS, WARRANTIES AND AGREEMENTS

      Section 2.1. Shares Unregistered. Each Employee acknowledges and represents as of the date hereof that such Employee has been advised by the Company that:

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      (a) the Shares have not been registered under the Securities Act;

      (b) the Shares must be held, and such Employee must continue to bear the economic risk of the investment in, the Shares indefinitely unless the subsequent offer and sale of such Shares by such Employee are registered under the Securities Act and all applicable state securities laws or an exemption from such registration is available, and the offer and sale of the Shares may never be so registered;

      (c) there is no established market for the Shares and it is not anticipated that there will be any public market for the Shares in the foreseeable future;

      (d) a restrictive legend in the form set forth in Section 3.3 shall be placed on the Stock Certificates; and

      (e) a notation shall be made in the appropriate records of the Company indicating that the Shares are subject to restrictions on transfer and, if the Company should at some time in the future engage the services of a securities transfer agent, appropriate stop-transfer instructions may be issued to such transfer agent with respect to the Shares.

      Section 2.2. Additional Investment Employee Representations. Each Employee represents and warrants as of the date hereof that:

      (a) the Employee understands that the Shares are a speculative investment which involves a high degree of risk of loss of Employee's investment therein, there are substantial restrictions on the transferability of the Shares and, on the date on which such Employee receives such Shares and for an indefinite period following such date, there will be no public market for the Shares and, accordingly, it may not be possible for the Employee to liquidate the Shares, including in case of emergency, if at all;

      (b) the terms of this Agreement provide that if the Employee ceases to provide Services to the Company and its Subsidiaries, the Company and certain of its Affiliates have the right to repurchase the Shares at a price which may be less than the Fair Market Value thereof;

      (c) other than as set forth in this Agreement, no representations or warranties have been made to the Employee or Employee's representatives concerning the Shares, the Company, the Subsidiaries or their respective prospects or other matters;

      (d) the Employee has been given the opportunity to examine all documents and to ask questions of, and to receive answers from, the Company and its representatives concerning the Company and its Subsidiaries, this Agreement, the Registration Rights Agreement, the Company's organizational documents and the terms and conditions relating to the Shares and to obtain any additional information which the Employee deems necessary; and

      (e) all information which the Employee has provided to the Company and the Company's representatives concerning the Employee and the Employee's financial position is complete and correct.

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                                   ARTICLE III

                                    TRANSFERS

      Section 3.1. Limitations on Transfer.

      (a) Except as otherwise permitted in this Agreement, the Employees shall not Transfer any Shares prior to the earlier to occur of (i) the fifth anniversary of the Effective Date and (ii) the occurrence of a Change of Control (the earlier of (i) and (ii) the "Lapse Date").

      (b) The restrictions set forth in Section 3.1(a) shall not apply to: (i) in the case of a Transferor that is a natural person, Transfers of Shares to Permitted Transferees of the Transferor, (ii) from and after a Qualified IPO, Transfers of Shares made in compliance with the requirements of Rule 144 of the Securities Act or Transfers of Shares registered on Form S-8 (or any successor form), (iii) Transfers of Shares pursuant to Sections 3.4, 3.5 or 3.6 and (iv) Transfers of Shares from and after the Lapse Date. In addition, no Transfer permitted pursuant to Section 3.1(a), 3.4 or clause (i) of this Section 3.1(b) shall be effective unless the Transferee (A) agrees to be bound by the terms and conditions of this Agreement as an Employee and any related agreements to which the Transferor of such Transferee previously agreed to be bound and (B) executes a counterpart to this Agreement and such other documents or instruments as the Board may determine are necessary or appropriate to effect such Transferee's admission as a party hereto.

      (c) No holder of Shares shall grant any proxy or become party to any voting trust or other agreement that is inconsistent with, conflicts with or violates any provision of this Agreement.

      Section 3.2. Void Transfers. Any Transfer or attempted Transfer of any Shares in violation of any provision of this Agreement shall be null and void, and the Company shall not record such Transfer on its books or, to the fullest extent permitted by Law, treat any purported Transferee of such Transferee as the owner thereof for any purpose.

      Section 3.3. Certificates; Legend.

      (a) Each certificate evidencing Shares held by an Employee (a "Stock Certificate") shall be stamped or otherwise imprinted with a legend in substantially the following form, or such similar legend as may be specified in any other agreement with the Company, provided if the Shares issued to the Employee were registered by the Company on Form S-8 (or any successor form), then the first paragraph of the following legend shall be deleted from the legend placed on the Stock Certificate representing such Shares:

      "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND THE APPLICABLE STATE SECURITIES

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      LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE
      AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE
      SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

      THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO CERTAIN TRANSFER AND OTHER RESTRICTIONS SET FORTH IN THE EMPLOYEE STOCKHOLDERS AGREEMENT, DATED AS OF NOVEMBER 4, 2004 AMONG VANGUARD HEALTH SYSTEMS, INC., VHS HOLDINGS LLC, CERTAIN AFFILIATES OF THE BLACKSTONE GROUP AND EMPLOYEES OF VANGUARD HEALTH SYSTEMS, INC. AND ITS SUBSIDIARIES, AS IT MAY BE AMENDED FROM TIME TO TIME, AND, AMONG OTHER THINGS, MAY NOT BE OFFERED OR SOLD EXCEPT IN COMPLIANCE WITH SUCH TRANSFER RESTRICTIONS. COPIES OF SUCH AGREEMENT IS ON FILE WITH THE SECRETARY OF VANGUARD HEALTH SYSTEMS, INC. AND IS AVAILABLE WITHOUT CHARGE UPON WRITTEN REQUEST THEREFOR. THE HOLDER OF THIS CERTIFICATE, BY ACCEPTANCE OF THIS CERTIFICATE, AGREES TO BE BOUND BY ALL OF THE PROVISIONS OF THE AFORESAID AGREEMENT."

      (b) Prior to due presentment of a Stock Certificate for registration or transfer, the Company, or any agent or manager of the Company, may treat the person in whose name such Stock Certificate is registered as the owner of the Stock Certificate for the purpose of receiving distributions pursuant to this Agreement and for all other purposes whatsoever, and the Company shall not be affected by notice to the contrary.

      (c) If (i) any mutilated Stock Certificate is surrendered to the Company, or (ii) the Company receives evidence to its satisfaction of the destruction, loss or theft of any Stock Certificate, together with indemnity or security sufficient to hold it harmless, the Company shall execute, and upon its written request the Company shall authenticate and deliver, in exchange for any such mutilated Stock Certificate or in lieu of any such destroyed, lost or stolen Stock Certificate, a new Stock Certificate of like tenor and principal amount, bearing a number not contemporaneously outstanding. Upon the issuance of any new Stock Certificate under this Section 3.3(c), the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses in connection therewith. The provisions of this Section 3.3(c) are exclusive and shall preclude (to the extent permissible under applicable law) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Stock Certificates.

      Section 3.4. Company Right of First Refusal.

      (a) After the fifth anniversary of the Effective Date and until the earlier of a Change of Control or a Qualified IPO (the "ROFR Period"), the Company shall have a right of first refusal with respect to any proposed Transfer of Shares by any Employee (a "Transferring Shareholder"), and any Transferring Shareholder must first comply with the provisions of this Section 3.4.

      (b) At any time a Transferring Shareholder proposes to make a bona fide Transfer of Shares during the ROFR Period (other than (i) a Transfer pursuant to clause (i) of Section 3.1(b), (ii) pursuant to the Registration Rights Agreement or (iii) pursuant to Section 3.5 or 3.6), and such Transferring Shareholder has received a bona fide arm's length offer (the "Offer") to purchase all or any portion of its Shares (the "Offered Securities") from any Person (the "Offeror") which the Transferring Shareholder wishes to accept, such Transferring Shareholder shall cause the Offer to be reduced to writing and shall notify the Company in writing of its wish to accept the Offer (the "Offering Notice").

      (c) Offering Notice. The Offering Notice shall contain an irrevocable offer to sell the Offered Securities to the Company at a price equal or equivalent (as determined in the manner set forth in Section 3.4(d)(i) below) to the price contained in, and otherwise on the same terms and conditions of, the Offer and shall be accompanied by a copy of the Offer (which shall identify the Offeror).

      (d) Company's Option; Exercise.

                  (i) For a period of 20 days after the date upon which the
            Company shall have received the Offering Notice (the "Company Option Period"), the Company shall have the right to elect to purchase all (but not less than all) of the Offered Securities either (A) at the same price and on the same terms and conditions as the Offer or (B) if the Offer includes any consideration other than cash, then at the sole option of the Company, at the equivalent cash price, determined in good faith by the Board and reasonably agreed to by the Transferring Shareholder. If the Company does not elect to purchase all of the Offered Securities pursuant to this Section 3.4(d), then the Transferring Shareholder may sell all of the Offered Securities to the Offeror in accordance with Section 3.4(f).

                  (ii) The right of the Company to purchase the Offered
            Securities under Section 3.4(d)(i) shall be exercisable by delivering written notice of the exercise thereof, prior to the expiration of the Company Option Period, to the Transferring Shareholder. The failure of the Company to deliver such a notice to the Transferring Shareholder within the Company Option Period to the Transferring Shareholder shall be deemed to be a waiver of the Company's rights under Section 3.4(d)(i).

      (e) Closing. The closing of the purchase of Offered Securities subscribed for by the Company under Section 3.4(d) shall be held at the executive office of the Company at 11:00 a.m., local time, no later than 30 days after the Company's election to purchase the Offered Securities pursuant to Section 3.4(d) is delivered to the Transferring Shareholder or at such other time and place as the parties to the transaction may agree; provided that if such sale is subject to any prior regulatory approval, then such 30-day period shall be extended until the expiration of ten days after all such approvals shall have been received, but in no event shall such period be extended for more than an additional 60 days without the consent of the Transferring Shareholder. At such closing, the Transferring Shareholder shall deliver certificates representing the Offered Securities, duly endorsed for transfer and accompanied by all requisite transfer taxes, if any, and such Offered Securities shall be free and clear of any liens, and the Transferring Shareholder shall so represent and warrant, and shall further represent and warrant that it is the sole beneficial and record owner of such Offered Securities with the full right, power and authority to convey the Offered Securities to the Company. The Company shall deliver at the closing payment in full in immediately available funds for the Offered Securities purchased by it. At such closing, all of the parties to the transaction shall execute such additional documents as are otherwise necessary or appropriate.

      (f) Sale to the Offeror. If the Company does not elect to purchase all of the Offered Securities under Section 3.4(d), or if the Company does so elect but the regulatory approvals necessary to consummate such purchase are not obtained within the time periods referred to in Section 3.4(e), then in either such case the Transferring Shareholder may sell all (but not less than all) of the Offered Securities to the Offeror on terms and conditions no less favorable to the Transferring Shareholder than those set forth in the Offering Notice; provided, however, that such sale is bona fide and made pursuant to a contract entered into not later than 60 days after the earlier to occur of (i) the waiver by the Company of its option to purchase the Offered Securities and (ii) the expiration of the Company Option Period (the "Contract Date"); and provided, further, that such sale shall not be consummated unless and until (A) such Offeror shall represent in writing to the Company that it is aware of the rights and obligations of the Company contained in this Agreement and (B) prior to the purchase by such Offeror of such Offered Securities, such Offeror shall become a party to this Agreement and shall agree to be bound by the terms and conditions hereof to the same extent as the Transferring Shareholder. If such sale is not consummated within 60 days after the Contract Date for any reason, then the restrictions provided for herein shall again become effective, and no Transfer of such Offered Securities may be made thereafter by the Transferring Shareholder without again complying with this Section 3.4; provided that if such sale is subject to any prior regulatory approval, then such 60-day period shall be extended until the expiration of ten days after all such approvals shall have been received, but in no event shall such period be extended for more than an additional 120 days without the consent of the Company.

      Section 3.5. Tag-Along Rights.

      (a) Prior to a Qualified IPO, if Blackstone proposes to Transfer, in a single transaction or a series of related transactions, any Securities owned by it to any Person (other than (i) a Transfer to an Affiliate of Blackstone or (ii) a Transfer pursuant to the Registration Rights Agreement) (a "Tag-Along Purchaser"), then, unless Blackstone is entitled to give and does give a Drag-Along Notice pursuant to Section 3.6(b) hereof and the Drag-Along Sale that is the subject of such Drag-Along Notice is consummated within the applicable time period referred to in Section 3.6(c), Blackstone shall first provide written notice to the Shareholders, which notice (the "Tag-Along Notice") shall include: (i) the maximum number of Securities proposed to be Transferred (the "Tag-Along Securities"); (ii) the purchase price per security (the "Tag-Along Price") for the Tag-Along Securities; (iii) any other material terms and conditions of such sale, including the proposed transfer date and (iv) the proposed form of agreement. Each Shareholder (and any other Person that holds similar tag along RIGHTS) that has been provided with the Tag-Along Notice (each, a "Tag-Along Shareholder") shall have the right to require Blackstone to include in such Transfer to such Tag-Along Purchaser, upon the terms set forth in the Tag-Along Notice, up to the aggregate number of Securities which are held by such Tag-Along Shareholder multiplied by a fraction, the numerator of which is the aggregate number of Securities proposed to be Transferred by Blackstone as reflected in the Tag-Along Notice and the denominator of which is the total number of Securities which are held by Blackstone (the "Tag-Along Fraction"). If the number of Securities elected to be Transferred by the Tag-Along Shareholder together with the number of Securities proposed to be Transferred by Blackstone is greater than the number of Tag-Along Securities specified in the Tag-Along Notice, then the number of Securities being sold by each such seller (including Blackstone) shall be reduced such that the applicable seller shall be entitled to (and obligated to) sell only its pro rata share of Securities (based on the aggregate number of Securities held by such seller to the total number of Securities held by all of such electing sellers).

      (b) The tag-along rights provided by this Section 3.5 must be exercised by any Tag-Along Shareholder wishing to sell its Securities within 15 days following the date of delivery of the Tag-Along Notice (the "Election Period"), by delivery of a written notice to the Company indicating such Tag-Along Shareholder's wish to irrevocably exercise its rights and specifying the number of Securities it wishes to sell. The failure of a Tag-Along Shareholder to respond within such 15-day period shall be deemed to be a waiver of such Tag-Along Shareholder's rights under Section 3.5.

      (c) In connection with any Transfer pursuant to this Section 3.5, each Tag-Along Shareholder shall make to the Tag-Along Purchaser the same representations, warranties, covenants, indemnities and agreements as Blackstone makes in connection with such Transfer (except that in the case of representations, warranties, covenants, indemnities and agreements pertaining specifically to Blackstone, each Tag-Along Shareholder shall make the comparable representations, warranties, covenants, indemnities and agreements pertaining specifically to itself); provided that all representations, warranties and indemnities shall be made by Blackstone and such Tag-Along Shareholder severally and not jointly and that the liability of Blackstone and such Tag-Along Shareholder thereunder shall be borne by each of them on a pro rata basis based on the number of Securities which are Transferred. The Tag-Along Shareholders shall receive the same type and amount of consideration per Security as is paid or delivered to Blackstone in such Transfer. Each Tag-Along Shareholder shall be responsible for its proportionate share of the costs and expenses incurred in connection with such Transfer to the extent not paid or reimbursed by the Company or the Tag-Along Purchaser.

      Section 3.6. Right to Drag-Along.

      (a) Prior to a Qualified IPO, any bona fide Transfer proposed by Blackstone of a majority of the outstanding Securities to any Person (other than to an Affiliate of Blackstone) shall be subject to the provisions of this
Section 3.6.

      (b) If Blackstone enters into a definitive agreement for a Transfer which is subject to this Section 3.6 (the "Drag-Along Sale"), then Blackstone may, within 15 days following the execution of such agreement send written notice (the "Drag-Along Notice") to each Shareholder notifying them that they will be required to Transfer the number of Shares held by such Shareholder multiplied by a fraction (the "Drag-Along Fraction") the numerator of which is the aggregate number of Securities proposed to be sold by Blackstone as reflected in the Drag-Along Notice and the denominator of which is the total number of Securities which are held by Blackstone (the "Dragged Securities"). Such Drag-Along Notice shall set forth the name of the proposed transferee, the proposed amount and form of consideration and the other terms and conditions of the offer, including a copy of the definitive agreement relating to the Drag-Along Sale. Upon receipt of a Drag-Along Notice, each Shareholder shall be required to Transfer its Dragged Securities to such proposed Transferee at the same price and on the same terms as those governing the Drag-Along Sale, including making the same representations, warranties, covenants, indemnities and agreements that Blackstone agrees to make (except that, in the case of representations and warranties pertaining specifically to Blackstone, the Shareholders shall make the comparable representations and warranties pertaining specifically to itself); provided that all representations, warranties and indemnities shall be made by each Shareholder severally and not jointly and that the liability of each Shareholder thereunder shall be borne by each of them on a pro rata basis based on the number of Securities which are Transferred. Each Shareholder shall be responsible for its proportionate share of the costs and expenses incurred in connection with such Transfer to the extent not paid or reimbursed by the Company or the purchaser.

      (c) If the Drag-Along Sale is not consummated within 180 days of the date of the Drag-Along Notice, then the provisions of this Section 3.6 shall terminate and be of no further force and effect with respect to such Drag-Along Sale, but all other provisions of this Agreement (including Section 3.5) shall continue to apply to the proposed Transfer that was the subject of such Drag-Along Sale; provided that, if such Drag-Along Sale is subject to prior regulatory approval, such 180-day period shall be extended until the expiration of 30 days after all such approvals have been received, but in no event later than 365 days following the date of the Drag-Along Notice.

                                   ARTICLE IV

                  CERTAIN PROVISIONS APPLICABLE TO SHAREHOLDERS

      Section 4.1. Company Call Option.

      (a) If an Employee's Services to the Company and its Subsidiaries terminate for any reason (a "Termination Event"), the Company shall have the right but not the obligation to purchase, from time to time after such

Termination Event, for a period of 181 days following the later of (x) termination of such Employee's Services and (y) with respect to Shares received upon the exercise of an option, the date such option is exercised (the "Call Option Period"), the Shares held by such Employee. To exercise such purchase right with respect to an Employee, the Company shall deliver to such Employee prior to the expiration of the Call Option Period a written notice specifying the number of Shares with respect to which the Company has elected to exercise such purchase right, whereupon such Employee shall be required to sell to the Company, the Shares specified in such notice, at a price per Share equal to the applicable purchase price determined pursuant to Section 4.1(c).

      (b) If upon expiration of the Call Option Period, the Company has not purchased all of a terminated Employee's Shares, the Company shall on or before the expiration of the Call Option Period provide written notice to all of the Senior Management Investors and Blackstone and MSCP (collectively, the "Other Investors") of (i) its decision not to purchase some or all of such Shares and
(ii) the amount of such Shares which the Company did not purchase, and the Other Investors shall have the right to purchase all or a portion of such remaining Shares at a price per Share equal to the applicable purchase price determined pursuant to Section 4.1(c). The Other Investors' rights to purchase such Shares and such Employee's corresponding obligation to sell such Shares shall terminate on the 30th day following the expiration of the Call Option Period. Each of the Other Investors that elects to exercise such purchase right shall provide written notice to the Company prior to the 30th day following the expiration of the Call Option Period specifying the amount of such Shares it wishes to purchase (and, if the aggregate number of Shares specified in such notices exceeds the number of Shares available, the number of Shares which each Other Investor shall be entitled to purchase shall be reallocated in proportion to each such Other Investor's Ownership Percentage). Upon receipt of the Other Investors' notice, the Company will notify such Employee of the Other Investors' elections and such Employee will be obligated to sell to the Other Investors the number of such Shares determined in accordance with this Section 4.1(b).

      (c) Upon a termination of an Employee's Services by the Company for Cause, the purchase price for the Shares will be the lower of Cost and the Fair Market Value of the Shares determined, in the case of a purchase by the Company pursuant to 4.1(a), as of the date on which the Company exercised its call right pursuant to Section 4.1(a) or, in the case of a purchase by an Other Investor pursuant to 4.1(b), as of the 30th day following the expiration of the applicable Call Option Period (such date, the "Call Price Determination Date"). Upon a termination of an Employee's Services to the Company for any reason other than a termination by the Company for Cause (including a termination by an Employee for Good Reason), the purchase price for the Shares will be Fair Market Value of the Shares determined as of the Call Price Determination Date.

      (d) The closing of the purchase of the Shares pursuant to Section 4.1(a) or 4.1(b) shall occur at such time and place as the parties to such purchase shall agree, and in any event within 45 days of the Call Price Determination Date; provided that if such purchase is subject to any prior regulatory approval, then such 45-day period shall be extended until the expiration of ten days after all such approvals shall have been received; provided further that if all such approvals are not obtained within 120 days of the expiration of such 45-day period, then the provisions of this Section 4.1 shall terminate and be no further force and effect with respect to such Shares. At such closing, the Employee shall deliver Stock Certificates, representing such Shares, duly endorsed for transfer and accompanied by all requisite transfer taxes, if any, and such Shares shall be free and clear of any liens, and the Employee selling such Shares shall so represent and warrant, and shall further warrant that it is the sole beneficial and record owner of such Shares with the full right, power and authority to convey such Shares to the purchaser. At such closing, all of the parties to the transaction shall execute such additional documents as are otherwise necessary or appropriate. The Shares may be purchased (i) by delivery of funds deposited into an account designated by the Employee selling such Shares, a bank cashier's check or a certified check for the purchase price or
(ii) if the purchaser is the Company and it is prohibited from paying cash by any of its financing arrangements, then by a note of the Company payable in installments over a period of up to five (5) years from the date of issuance of such note, having a principal amount equal to the applicable purchase price, bearing interest at the prime lending rate in effect from time to time (which note shall be a negotiable instrument under applicable Law). The Company shall notify the Employees in writing of the method by which it has elected to purchase the Shares at least 10 days prior to the closing of such purchase.

      (e) Notwithstanding anything to the contrary elsewhere herein, the Company shall not be obligated to purchase any Shares at any time pursuant to this
Section 4.1, regardless of whether it has delivered a notice of its election to purchase any such Shares, (i) to the extent that the purchase of such Shares (together with any other purchases of Shares pursuant to this Section 4.1, or pursuant to similar provisions in any other agreements with other investors, of which the Company has at such time been given or has given notice), the purchase of such Shares by the Company would result (y) in a violation of any Law or (z) after giving effect thereto (including any dividends or other distributions or loans from a Subsidiary of the Company to the Company in connection therewith), in a Financing Default, (ii) if immediately prior to such purchase of Shares, there exists a Financing Default which prohibits such purchase (including any dividends or other distributions or loans from a Subsidiary of the Company to the Company in connection therewith), or (iii) if the Company does not have funds available to effect such purchase of Shares. The Company shall within 15 days of learning of any such fact so notify the Shareholders in writing that it is not obligated to purchase such Shares, whereupon Sections 4.1(b) and 4.1(c) shall apply to such Shares as if the Company had never delivered a notice electing to purchase such Shares (except that each reference to "the 30th day following the expiration of the Call Option Period" in Section 4.1(b) shall be deemed a reference to "the 30th day following the delivery by the Company of the notice referred to in Section 4.1(e)" and the definition of "Call Price Determination Date" shall be deemed modified in a corresponding manner).

      (f) The Fair Market Value for the Shares to be purchased under this
Section 4.1 will be determined by the Board or the compensation committee of the Board in good faith (without any discounts applied in the case of a termination of the Services of the relevant Employee by the Company without Cause, by the relevant Employee with Good Reason or as a result of the death or disability of the relevant Employee, but with a 25% discount applied to reflect minority interest and illiquidity in the event of a termination by the relevant Employee without Good Reason prior to the fifth anniversary of the Effective Date). If the relevant Employee disagrees with the Board's determination of the Fair Market Value, he or she may require the Company to retain an Independent

Appraiser to determine the Fair Market Value (it being understood that the Independent Appraiser shall be instructed in its determination of Fair Market Value to apply any discount applicable pursuant to the preceding sentence). The determination of Fair Market Value by the Independent Appraiser shall be final and binding upon the Company and such Employee. The Company will bear the cost of such appraisal unless the Fair Market Value as determined by the Independent Appraiser is less than 110% of the Board's determination of Fair Market Value pursuant to the first sentence of this paragraph, in which case the Employee will bear the cost of the appraisal. Notwithstanding the foregoing, following a Qualified IPO, Fair Market Value for the Shares for purposes of this Section 4.1 shall in all cases be based on the Public Share FMV.

                                    ARTICLE V

                               REGISTRATION RIGHTS

      Section 5.1. Incidental Registration. The parties hereto agree that the Employees and their Permitted Transferees shall have all of the rights and obligations of a "Holder" under the Registration Rights Agreement (other than those set forth in Section 2(a) thereof) and that any Shares owned by the Employees and their Permitted Transferees shall constitute "Registrable Securities" under the Registration Rights Agreement (other than for purposes of Section 2(a) thereof).

                                   ARTICLE VI

                COMPETITIVE OPPORTUNITY AND COMPETING ACTIVITIES

      Section 6.1. Competitive Opportunity. If any Director or Other Investor acquires knowledge of a potential transaction or matter which may be an investment or business opportunity or prospective economic or competitive advantage in which the Company could have an interest or expectancy (a "Competitive Opportunity") or otherwise is then exploiting any Competitive Opportunity, the Company will have no interest in, and no expectation that, such Competitive Opportunity be offered to it, any such interest or expectation being hereby renounced so that each Director and Other Investor shall (i) have no duty to communicate or present such Competitive Opportunity to the Company and (ii) have the right to hold any such Competitive Opportunity for such Director's or Other Investor's (and their agents', partners' or Affiliates') own account and benefit; or to recommend, assign or otherwise transfer or deal in such Competitive Opportunity to Persons other than the Company or any Affiliate of the Company.

      Section 6.2. Competing Activities. Except as otherwise expressly provided in a written agreement between the Company and any Other Investor:

            (i) such Other Investor or its Affiliates may engage or invest in, independently or with others, any business activity of any type or description, including without limitation those that might be the same as or similar to the Company's business, and which from time to time compete, directly or indirectly, with the Company, and, without limiting the foregoing, the Other Investor acknowledges that the Other Investor and their respective Affiliates may in their sole discretion pursue such competing business without disclosure of such competition to the Company;

            (ii) neither the Company, any subsidiary of the Company nor any Other Investor shall have any right in or to the activities described in
      Section 6.2(i) or to receive or share in any income or proceeds derived therefrom; and

      to the extent required by applicable Law in order to effectuate the purpose of this provision, the Company shall have no interest or expectancy, and specifically renounces any interest or expectancy, in any such business activities or ventures.

                                   ARTICLE VII

                  CONFIDENTIALITY; INTELLECTUAL PROPERTY RIGHTS

      Section 7.1. Confidentiality.

      (a) No Employee shall at any time (whether during or after the period such Employee is a Employee of the Company) (i) retain or use for the benefit, purposes or account of the Employee or any other Person; or (ii) disclose, divulge, reveal, communicate, share, transfer or provide access to any Person outside the Company and its Subsidiaries (other than its professional advisers who are bound by confidentiality obligations), any non-public, proprietary or confidential information (including trade secrets, know-how, research and development, software, databases, inventions, processes, formulae, technology, designs and other intellectual property, information concerning finances, investments, profits, pricing, costs, products, services, vendors, customers, clients, partners, investors, personnel, compensation, recruiting, training, advertising, sales, marketing, promotions, government and regulatory activities and approval) concerning the past, current or future business, activities and operations of the Company, its Subsidiaries or Affiliates and/or any third party that has disclosed or provided any of same to the Company on a confidential basis, including, without limitation, the terms of this Agreement or the Registration Rights Agreement ("Confidential Information") without the prior authorization of the Company. Notwithstanding the foregoing, nothing in this Agreement shall preclude any Employee or its Permitted Transferees from using any Confidential Information in any manner reasonably connected to its investment in the Company or the conduct of its business.

      (b) Confidential Information shall not include any information that is (i) generally known to the industry or the public other than as a result of the Employee's breach of this covenant or any breach of other confidentiality obligations by third parties; (ii) made legitimately available to the Employee by a third party without breach of any confidentiality obligation; or (iii) required by Law to be disclosed; provided that in connection with sub-clause
(iii), the Employee shall give prompt written notice to the Company of such requirement, disclose no more information than is so required, and cooperate with any attempts by the Company to obtain a protective order or similar treatment.

      (c) Except as required by Law or except in connection with any proposed Transfer in accordance with this Agreement, the Employee will not disclose to anyone, other than the Employee's legal or financial advisors, the existence or contents of this Agreement.

      (d) Upon termination of any Employee's Services with the Company or its Subsidiaries for any reason, such Employee shall (i) cease and not thereafter commence use of any Confidential Information or intellectual property (including any patent, invention, copyright, trade secret, trademark, trade name, logo, domain name or other source indicator) owned or used by the Company, its Subsidiaries or Affiliates; (ii) immediately destroy, delete, or return to the Company, at the Company's option, all originals and copies in any form or medium (including memoranda, books, papers, plans, computer files, letters and other data) in such Employee's possession or control (including any of the foregoing stored or located in such Employee's office, home, laptop or other computer, whether or not such computer is Company property) that contain Confidential Information or otherwise relate to the business of the Company, its Affiliates and Subsidiaries, except that such Employee may retain only those portions of any personal notes, notebooks and diaries that do not contain any Confidential Information; and (iii) notify and fully cooperate with the Company regarding the delivery or destruction of any other Confidential Information of which such Employee is or becomes aware.

      Section 7.2. Intellectual Property.(a) Each Employee who has participated or will participate in the creation or development of any intellectual property in the course of such Employee's Service to the Company or its Subsidiaries hereby (i) disclaims and agrees to disclaim any rights with respect to such intellectual property, (ii) agrees that the Company or a Subsidiary of the Company, as the case may be, is or will be deemed to be the sole original owner/author of all such intellectual property and, (iii) if requested by the Company or a Subsidiary of the Company, will execute an assignment or an agreement to assign solely in favor of the Company or such Subsidiary or such predecessor in interest, as applicable, all right, title and interest in all such intellectual property.

                                  ARTICLE VIII

                                   DEFINITIONS

      Section 8.1. Defined Terms. As used in this Agreement, terms defined in the headings and the recitals shall have their respective assigned meanings, and the following capitalized terms shall have the meanings ascribed to them below:

      "Affiliate" shall have the meaning ascribed thereto in Rule 12b-2 promulgated under the Exchange Act, as in effect on the date hereof.

      "Agreement" shall have the meaning specified in the Preamble.

      "Award" means any Option, Stock Appreciation Right, or Other Stock-Based Award granted pursuant to the Company's 2004 Stock Incentive Plan.

      "Blackstone" shall mean the Blackstone Parties and their Affiliates (other than Holdings and the Company).

      "Board" means the Board of Directors of the Company.

      "Call Option Period" shall have the meaning specified in Section 4.1(a).

      "Call Price Determination Date" shall have the meaning specified in
Section 4.1(c).

      "Cause" means, with respect to any Employee, (i) if such Employee is party to an employment agreement or severance protection agreement with the Company or any of its Subsidiaries, "Cause" as defined in such agreement (ii) if such Employee is not party to either an employment agreement or severance protection agreement with the Company or any of its Subsidiaries, (A) the willful failure or refusal by such Employee to perform his or her duties to the Company or its Affiliates (other than any such failure resulting from such Employee's incapacity due to physical or mental illness), which has not ceased within ten
(10) days after a written demand for substantial performance is delivered to such Employee by the Company, which demand identifies the manner in which the Company believes that such Employee has not performed such duties; (B) the willful engaging by such Employee in misconduct which is materially injurious to the Company or its Affiliates, monetarily or otherwise (including, but not limited to, breach of any confidentiality or non-competition covenants to which such Employee is bound), (C) the conviction of such Employee of, or the entering of a plea of nolo contendere by such Employee with respect to, a felony or (D) substantial or repeated acts of dishonesty by such Employee in the performance of his/her duties to the Company or its Affiliates.

      "Change of Control" means the occurrence of any of the following events:

      (i) any Person (together with its Affiliates) (other than (1) the Company or any of its Subsidiaries, (2) any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Subsidiaries, (3) an underwriter temporarily holding securities pursuant to an offering of such securities, (4) any corporation or other entity owned, directly or indirectly, by the equityholders of the Company in substantially the same proportions as their ownership of Securities, or (5) any Person that is an equityholder of the Company or its Subsidiaries on the Closing
            Date), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of Securities representing more than 50% of the combined voting power of the Company's then outstanding voting securities;

      (ii)  a merger or consolidation of the Company with any Person, other than
            (a) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or parent entity) 50% or more of the combined voting power of the voting securities of the Company or such surviving or parent entity outstanding immediately after such merger or consolidation or (b) a merger or consolidation in which no Person (together with its Affiliates)

             (other than (1) the Company or any of its Subsidiaries, (2) any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Subsidiaries, (3) an underwriter temporarily holding securities pursuant to an offering of such securities, (4) any corporation or other entity owned, directly or indirectly, by the equityholders of the Company in substantially the same proportions as their ownership of Securities, or (5) any Person that is an equityholder of the Company or its Subsidiaries on the Closing Date) acquired 50% or more of the combined voting power of the Company's then outstanding securities; or

      (iii) a complete liquidation of the Company or a sale or disposition by the Company of all or substantially all of the Company's assets (or any transaction having a similar effect).

      "Class A Units" shall have the meaning specified in the LLC Agreement.

      "Closing Date" means September 23, 2004.

      "Company" shall have the meaning specified in the Preamble.

      "Company Option Period" shall have the meaning specified in Section
3.4(d).

      "Competitive Opportunity" shall have the meaning specified in Section 6.1.

      "Confidential Information" shall have the meaning specified in Section 7.1(a).

      "Contract Date" shall have the meaning specified in Section 3.4(f).

      "Control" (including its correlative meanings, "Controlled by" and "under common Control with") means possession, directly or indirectly, of the power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise) of a Person.

      "Cost" means, with respect to an Employee's Share, the price per Share paid by such Employee (as proportionately adjusted for all subsequent distributions in respect of Shares and other recapitalizations).

      "Designated Action" means (i) the voting of any Shares and any action to be taken with respect to a matter properly brought before the Company's Board of Directors, including without limitation the election of members of the Board, and all actions taken in connection with any of the foregoing actions referred to in this clause (i) and (ii) any action to be taken by any Employee in its capacity as such under this Agreement, including without limitation any amendment, consent or waiver relating to this Agreement, and all actions taken in connection with any of the foregoing actions referred to in this clause (ii).

      "Director" means a member of the Board of Directors of the Company.

      "Drag-Along Fraction" shall have the meaning specified in Section 3.6(b).

      "Drag-Along Notice" shall have the meaning specified in Section 3.6(b).

      "Drag-Along Sale" shall have the meaning specified in Section 3.6(b).

      "Dragged Securities" shall have the meaning specified in Section 3.6(b).

      "Effective Date" means, with respect to any Employee, the date such Employee becomes a party to this Agreement.

      "Election Period" shall have the meaning specified in Section 3.5(b).

      "Exchange Act" means the Securities Exchange Act of 1934, as amended.

      "Employees" shall have the meaning specified in the Preamble.

      "Fair Market Value" means, as of any date and subject to Section 4.1(f), the fair market value on such date as determined by the Board in good faith using its reasonable business judgment.

      "Family Group," with respect to any natural person, means (i) the spouse, issue, parents, grandparents, grandchildren, aunts, uncles, nieces and nephews (in each case, whether natural or adopted) of such natural person and (ii) any trust established solely for the exclusive benefit of such natural person or any of the Persons referred to in the foregoing clause (i).

      "Financing Default" means an event which would constitute (or with notice or lapse of time or both would constitute) an event of default under any of the following as they may be amended from time to time: (i) the Credit Agreement dated as of September 23, 2004, among Vanguard Health Holding Company II, LLC, Vanguard Holding Company II, Inc., Vanguard Health Holding Company I, LLC, Vanguard Holding Company I, Inc., Bank of America, N.A., as Administrative Agent, Citicorp North America, Inc., as Syndication Agent, General Electric Capital Corporation, LaSalle Bank, National Association and Wachovia Bank, National Association, as Co-Documentation Agents, Banc of America Securities LLC and Citigroup Global Markets Inc., as Joint Lead Arrangers and Book Runners, and the lending institutions identified in the Credit Agreement and any extensions, renewals, refinancings or refundings thereof in whole or in part; (ii) any other agreement or instrument under which an amount of indebtedness of the Company or any of its subsidiaries in excess of $10,000,000 is outstanding as of the time of the aforementioned event and any extensions, renewals, refinancings or refundings thereof in whole or in part; (iii) any provisions of the operating agreement of the Company or the Company's or any of its material subsidiaries' organizational documents designating the terms of any membership units or capital stock or setting forth restrictive financial covenants; (iv) any amendment of, supplement to or other modification of any of the agreements or instruments referred to in clauses (i) through (iii) above; and (v) any of the securities issued pursuant to or whose terms are governed by the terms of any of the agreements or instruments set forth in clauses (i) through (iv) above, and any extensions, renewals, refinancings or refundings thereof in whole or in part.

      "Good Reason" means, with respect to any Employee, (i) if such Employee is party to an employment agreement or a severance protection agreement with the Company or any of its Subsidiaries, after the occurrence of a Change of Control, "Good Reason" as defined in such agreement or (ii) in all other cases (including in all cases prior to the occurrence of a Change of Control), (A) the failure of the Company to pay or cause to be paid to such Employee any base salary or incentive compensation when due, (B) any adverse change in such Employee's title or position such that they are materially diminished from such Employee's existing title or position or (C) any substantial and sustained diminution in such Employee's authority or responsibilities such that they are materially inconsistent with such Employee's title or position; provided that any of the events described in clauses (A), (B) or (C) shall constitute "Good Reason" only if the Company fails to cure such event within 30 days after receipt from such Employee of written notice of the event which constitutes Good Reason; provided further that "Good Reason" shall cease to exist for an event on the 60th day following the later of its occurrence or such Employee's knowledge thereof, unless such Employee has given the Company written notice thereof prior to such date.

      "Governmental Authority" means any nation or government, any state or other political subdivision thereof, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

      "Holder" shall have the meaning specified in the Registration Rights Agreement.

      "Holdings" shall have the meaning specified in the Preamble.

      "Independent Appraiser" shall mean a nationally recognized firm of independent public accountants or other valuation experts that shall be selected by the Company and subject to the consent of the Person requesting the retention of such firm, which consent shall not be unreasonably withheld.

      "IPO" means an initial firm commitment underwritten public offering of Securities pursuant to an effective registration statement under the Securities Act, other than pursuant to a registration statement on Form S-4 or Form S-8 or other limited purpose form.

      "Lapse Date" shall have the meaning specified in Section 3.1(a).

      "Law" means any statute, law, regulation, ordinance, rule, injunction, order, decree, governmental approval, directive, requirement, or other governmental restriction or any similar form of decision of, or determination by, or any interpretation or administration of any of the foregoing by, any Governmental Authority.

      "LLC Agreement" means the Amended and Restated Limited Liability Company Operating Agreement of Holdings, dated as of September 23, 2004.

      "Management Representative" means Charles N. Martin, Jr., or if Mr. Martin is no longer Chief Executive Officer of the Company, the Representative of the Management Members (as defined in the LLC Agreement) on the Board of Representatives of Holdings, if any, designated pursuant to Section 3.2(b)(ii) of the LLC Agreement. In the absence of any Representative of the Management Members on the Board of Representatives of Holdings, the Management Representative shall be Holdings.

      "Member" shall have the meaning specified in the LLC Agreement.

      "MSCP" shall have the meaning specified in the LLC Agreement.

      "Offer" shall have the meaning specified in Section 3.4(b).

      "Offered Securities" shall have the meaning specified in Section 3.4(b).

      "Offering Notice" shall have the meaning specified in Section 3.4(b).

      "Offeror" shall have the meaning specified in Section 3.4(b).

      "Option" means a stock option granted pursuant to the Company's 2004 Stock Incentive Plan.

      "Other Investors" shall have the meaning specified in Section 4.1(b).

      "Other Stock-Based Award" shall have the meaning specified in the Company's 2004 Stock Incentive Plan.

      "Ownership Percentage" means, with respect to any Person, the percentage obtained by multiplying 100 by an amount equal to (1) the number of Securities owned by such Person (together with its Affiliates) divided by (2) the number of outstanding Securities (other than Securities owned by the Company or any of its Subsidiaries).

      "Permitted Transferee" means any individual who received an Employee's Shares pursuant to applicable Laws of descent and distribution or any member of such Employee's Family Group.

      "Person" means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

      "Public Share FMV", per Share, means the arithmetic mean of the high and low prices per share as reported on such date on the composite tape of the principal national securities exchange on which such shares are listed or admitted to trading, or, if no composite tape exists for such national securities exchange on such date, then on the principal national securities exchange on which such shares are listed or admitted to trading, or, if the shares are not listed or admitted on a national securities exchange, the arithmetic mean of the per share closing bid price and per share closing asked price on such date as quoted on the National Association of Securities Dealers

Automated Quotation System (or such market in which such prices are regularly quoted) (the "NASDAQ"), or, if no sale of shares shall have been reported on such composite tape or such national securities exchange on such date or quoted on the NASDAQ on such date, then the immediately preceding date on which sales of the shares have been so reported or quoted shall be used to calculate the Public Share FMV.

      "Qualified IPO" shall mean an IPO that results in gross proceeds of at least $50 million.

      "Registrable Securities" shall have the meaning specified in Section 5.1.

      "Registration Rights Agreement" means that certain Registration Rights Agreement, dated as of the date hereof, by and among the Company, the Members and certain Blackstone Parties, as it may be amended, supplemented or restated from time to time.

      "ROFR Period" shall have the meaning specified in Section 3.4(a).

      "Securities" means Class A Units and shares of common stock of the Company.

      "Securities Act" shall have the meaning specified in Section 3.3(a).

      "Senior Management Investors" means each of the following management investors: Charles N. Martin, William L. Hough, Joseph D. Moore; Ronald P. Soltman; Keith Pitts; Reginald M. Ballantyne III; Bruce F. Chafin; Alan N. Cranford; Robert E. Galloway; James Johnston; Robert M. Martin; Phillip W. Roe; James H. Spalding; Alan G. Thomas; Kent H. Wallace; Thomas M. Ways; and Beverly Weber.

      "Services" means (i) an Employee's employment if the Employee is an employee of the Company or any of its Affiliates, (ii) an Employee's services as a consultant, if the Employee is a consultant to the Company or any of its Affiliates and (iii) an Employee's services as a non-employee director, if the Employee is a non-employee member of the Board or the board of directors of an Affiliate; provided however that unless otherwise determined by the Board or the compensation committee of the Board, a change in an Employee's status from employee to non-employee (other than with respect to a director of the Company or an Affiliate) shall constitute a termination of "Services" hereunder.

      "Shareholders" means any Employee who is a holder of common stock of the Company.

      "Shares" means shares of common stock of the Company, other than those shares of common stock received upon conversion of or in redemption for Class A Units of Holdings pursuant to Section 7.2 or any other applicable section of the LLC Agreement.

      "Stock Appreciation Right" shall have the meaning specified in the Company's 2004 Stock Incentive Plan.

      "Stock Certificate" shall have the meaning set forth in Section 3.3(a).

      "Subsidiary" means, with respect to any Person, any corporation, limited liability company, partnership, association or other business entity of which if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, Representatives or trustees thereof is at the time owned or Controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a limited liability company, partnership, association or other business entity, a majority of the total voting power of stock (or equivalent ownership interest) of the limited liability company, partnership, association or other business entity is at the time owned or Controlled, directly or indirectly, by any Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association or other business entity if such Person or Persons shall be allocated a majority of limited liability company, partnership, association or other business entity gains or losses or shall be or Control the managing director or general partner of such limited liability company, partnership, association or other business entity.

      "Tag-Along Fraction" shall have the meaning specified in Section 3.5(a).

      "Tag-Along Shareholder" shall have the meaning specified in Section
3.5(a).

      "Tag-Along Notice" shall have the meaning specified in Section 3.5(a).

      "Tag-Along Price" shall have the meaning specified in Section 3.5(a).

      "Tag-Along Purchaser" shall have the meaning specified in Section 3.5(a).

      "Tag-Along Securities" shall have the meaning specified in Section 3.5(a).

      "Termination Event" shall have the meaning specified in Section 4.1(a).

      "Transfer" (including its correlative meanings, "Transferor" and "Transferee") shall mean, with respect to any security, directly or indirectly, to sell, contract to sell, give, assign, hypothecate, pledge, encumber, grant a security interest in, offer, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of any economic, voting or other rights in or to such security. When used as a noun, "Transfer" shall have such correlative meaning as the context may require.

      "Transferring Shareholder" shall have the meaning specified in Section 3.4(a).

      Section 8.2. Other Definitional Terms; Interpretation.

      (a) The words "hereof", "herein", and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, Subsection, Schedule and Exhibit references are to this Agreement unless otherwise specified.

      (b) The headings in this Agreement are included for convenience of reference only and shall not limit or otherwise affect the meaning or interpretation of this Agreement.

      (c) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

                                   ARTICLE IX

                                  MISCELLANEOUS

      Section 9.1. Assignment and Binding Effect. Except pursuant to Transfers of Shares in accordance with this Agreement, neither the Company nor any Employee shall assign all or any part of this Agreement without the prior written consent of the Company. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the successors and assigns of the parties permitted hereunder.

      Section 9.2. Notices. Any notice, demand, request, waiver, or other communication under this Agreement shall be personally served in writing, shall be deemed to have been given on the date of service, and shall be addressed as follows:

                 To the Company:  Vanguard Health Systems, Inc.
                                  20 Burton Hills Boulevard, Suite 100
                                  Nashville, TN 37215
                                  Attention: Ronald P. Soltman
                                  Fax: (615) 665-6197

               VHS Holdings LLC:  VHS Holdings LLC
                                  c/o Blackstone Management Associates IV L.L.C. 345 Park Avenue
                                  New York, New York 10154
                                  Attention: Neil Simpkins
                                  Fax: (212) 583-5257

                                  VHS Holdings LLC
                                  20 Burton Hills Boulevard, Suite 100
                                  Nashville, TN 37215
                                  Attention: Ronald P. Soltman
                                  Fax: (615) 665-6197

                 With a copy to:  Simpson Thacher & Bartlett LLP
                                  425 Lexington Avenue
                                  New York, NY 10017
                                  Attention: Ed Chung
                                  Fax: (212) 455-2502

                  To Blackstone:  The Blackstone Group
                                  345 Park Avenue, 31st Floor
                                  New York, NY 10154
                                  Attention: Neil Simpkins
                                  Fax: (212) 583-5257

                 With a copy to:  Simpson Thacher & Bartlett LLP
                                  425 Lexington Avenue
                                  New York, NY 10017
                                  Attention: Ed Chung
                                  Fax: (212) 455-2502

                To Any Employee:  c/o Vanguard Health Systems, Inc.
                                  20 Burton Hills Boulevard, Suite 100
                                  Nashville, TN 37215
                                  Attention: Ronald P. Soltman
                                  Fax: (615) 665-6198

      Section 9.3. Governing Law; Submission to Jurisdiction; Waiver of Jury Trial.

      (a) THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF DELAWARE WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES WHICH WOULD RESULT IN THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

      (b) The parties hereto agree that any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought in any federal court located in the State of Delaware or any Delaware state court, and each of the parties hereby irrevocably consents to the exclusive jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 9.2 shall be deemed effective service of process on such party.

      (c) EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

      Section 9.4. Entire Agreement This Agreement and the Registration Rights Agreement set forth the entire understanding and agreement of the parties hereto and supersede any and all other understandings, term sheets, negotiations or agreements between the parties hereto relating to the subject matter of this Agreement and the Registration Rights Agreement.

      Section 9.5. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, and all of which together shall constitute a single agreement.

      Section 9.6. Severability. In the event that any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable, the same shall not affect any other provision of this Agreement, but this Agreement shall be construed in a manner which, as nearly as possible, reflects the original intent of the parties.

      Section 9.7. Amendment and Modification. This Agreement may be amended or modified only by a written instrument signed by the Company, Holdings, Blackstone and the Employees which own Shares representing at least a majority of the voting power represented by all Shares owned by all Employees (it being assumed for the purposes of this Section 9.7 only that the foregoing clause "all Shares owned by all Employees" means all Shares actually owned by all Employees as well as all Shares which would be owned by all Employees if they exercised all of their outstanding options exercisable for the purchase of Shares).

      Section 9.8. Waiver. Any party hereto may (i) extend the time for the performance of any of the obligations or other acts of the other parties hereto,
(ii) waive any inaccuracies in any document delivered pursuant hereto, and (iii) waive compliance with any of the agreements or conditions contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed by the party granting such waiver but such waiver or failure to insist upon strict compliance with such representation or warranty, obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or future failure.

      Section 9.9. Further Assurances. Subject to the terms and conditions of this Agreement, each of the parties hereto will use its reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or advisable under applicable Laws and regulations, to consummate and make effective the provisions of this Agreement.

      Section 9.10. Sections, Exhibits. References to a section are, unless otherwise specified, to one of the sections of this Agreement and references to an "Exhibit" is, unless otherwise specified, to one of the exhibits attached to this Agreement.

      Section 9.11. Specific Enforcement. The parties hereto acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which they may be entitled at law or in equity.

      Section 9.12. Successors. Except as otherwise expressly provided in this Agreement, Permitted Transferees are entitled to all of the rights and subject to all of the obligations of the Transferor hereunder from whom they received their Shares regardless of whether the Agreement elsewhere so expressly provides.

      Section 9.13. Computation of Time. In computing any period of time under this Agreement, the day of the act, event or default from which the designated period of time begins to run shall not be included. The last day of the period so computed shall be included, unless it is a Saturday, Sunday or legal holiday, in which event the period shall run until the end of the next day which is not a Saturday, Sunday or legal holiday.

      Section 9.14. Additional Shares Subject to Agreement. Each Employee agrees that any other Shares which it shall hereafter acquire by means of a stock split, stock dividend, distribution, exercise of stock options, or otherwise shall be subject to the provisions of this Agreement to the same extent as if held on the date hereof.

               [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.]

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth above.

                             VANGUARD HEALTH SYSTEMS, INC.

                             By: /s/ Charles N. Martin, Jr.
                                 ------------------------------------
                                 Name: Charles N. Martin, Jr.
                                 Title: Chairman of the Board & CEO

                             VHS HOLDINGS, LLC


                             By: /s/ Charles N. Martin, Jr.
                                 ------------------------------------
                                 Name: Charles N. Martin, Jr.
                                 Title: Chairman of the Board & CEO


                             The Management Representative

                             /s/ Charles N. Martin, Jr.
                             -----------------------------------------
                             Charles N. Martin, Jr.,
                             solely in his capacity as Management Representative

                       [additional signature pages follow]

                           Blackstone Parties:

                           BLACKSTONE FCH CAPITAL PARTNERS IV L.P.

                           By: Blackstone Management Associates IV L.L.C.,
                               as a General Partner

                           By: /s/ Neil Simpkins
                               ------------------------------------
                               Name: Neil Simpkins
                               Title: Managing Director

                           BLACKSTONE HEALTH COMMITMENT PARTNERS L.P.

                           By: Blackstone Management Associates IV L.L.C.,
                               as a General Partner

                           By: /s/ Neil Simpkins
                               ------------------------------------
                               Name: Neil Simpkins
                               Title: Managing Director

                           BLACKSTONE CAPITAL PARTNERS IV - A L.P.

                           By: Blackstone Management Associates IV L.L.C.,
                               as a General Partner

                           By: /s/ Neil Simpkins
                               ------------------------------------
                               Name: Neil Simpkins
                               Title: Managing Director

                           BLACKSTONE FAMILY INVESTMENT PARTNERSHIP IV - A L.P.

                           By: Blackstone Management Associates IV L.L.C.,
                               as a General Partner

                           By: /s/ Neil Simpkins
                               ------------------------------------
                               Name: Neil Simpkins
                               Title: Managing Director

                           BLACKSTONE FCH CAPITAL PARTNERS IV-A L.P.

                           By: Blackstone Management Associates IV L.L.C.,
                               as a General Partner

                           By: /s/ Neil Simpkins
                               ------------------------------------
                               Name: Neil Simpkins
                               Title: Managing Director

                           BLACKSTONE FCH CAPITAL PARTNERS IV-B L.P.

                           By: Blackstone Management Associates IV L.L.C.,
                               as a General Partner

                           By: /s/ Neil Simpkins
                               ------------------------------------
                               Name: Neil Simpkins
                               Title: Managing Director

                           BLACKSTONE HEALTH COMMITMENT PARTNERS-A L.P.

                           By: Blackstone Management Associates IV L.L.C.,
                               as a General Partner

                           By: /s/ Neil Simpkins
                               ------------------------------------
                               Name: Neil Simpkins
                               Title: Managing Director

                       [additional signature pages follow]

                                    Employees:

                                    /s/ Carol Bailey
                                    -----------------------------------
                                    Carol Bailey

                                    /s/ Pamela Farrell
                                    -----------------------------------
                                    Pamela Farrell

                                    /s/ John Geer
                                    -----------------------------------
                                    John Geer

                                    /s/ Dennis Jacobs
                                    -----------------------------------
                                    Dennis Jacobs

                                    /s/ Susan Kruzan
                                    -----------------------------------
                                    Susan Kruzan

                                    /s/ Bill Little
                                    -----------------------------------
                                    Bill Little

                                    /s/ John McCaslin
                                    -----------------------------------
                                    John McCaslin

                                    /s/ Debbie McCormick
                                    -----------------------------------
                                    Debbie McCormick

                                    /s/ Elizabeth Minkoff
                                    -----------------------------------
                                    Elizabeth Minkoff

                                    /s/ Harold Pilgrim
                                    -----------------------------------
                                    Harold Pilgrim

                                    /s/ Jerry Presley
                                    -----------------------------------
                                    Jerry Presley

                                    /s/ Anne Sanford
                                    -----------------------------------
                                    Anne Sanford

                                    /s/ Tony Simpson
                                    -----------------------------------
                                    Tony Simpson

                                    /s/ Neal Somaney
                                    -----------------------------------
                                    Neal Somaney

                                    /s/ Brooks Turkel
                                    -----------------------------------
                                    Brooks Turkel

                                    /s/ Davis Turner
                                    -----------------------------------
                                    Davis Turner

                                    /s/ Graham Reeve
                                    -----------------------------------
                                    Graham Reeve

                                    /s/ Jeff Eppinette
                                    -----------------------------------
                                    Jeff Eppinette

                                    /s/ Jon Bartlett
                                    -----------------------------------
                                    Jon Bartlett

                                    /s/ Mary Botticella
                                    -----------------------------------
                                    Mary Botticella

                                    /s/ Bruce Buchanan
                                    -----------------------------------
                                    Bruce Buchanan

                                    /s/ Mark Clayton
                                    -----------------------------------
                                    Mark Clayton

                                    /s/ Dave Culberson
                                    -----------------------------------
                                    Dave Culberson

                                    /s/ Dominic Dominguez
                                    -----------------------------------
                                    Dominic Dominguez

                                    /s/ Sonja Hagel
                                    -----------------------------------
                                    Sonja Hagel

                                    /s/ John Harrington
                                    -----------------------------------
                                    John Harrington

                                    /s/ Dennis Knox
                                    -----------------------------------
                                    Dennis Knox

                                    /s/ Richard Marsh
                                    -----------------------------------
                                    Richard Marsh

                                    /s/ Nancy Novick
                                    -----------------------------------
                                    Nancy Novick

                                    /s/ Greg Padilla
                                    -----------------------------------
                                    Greg Padilla

                                    /s/ Tracy Rogers
                                    -----------------------------------
                                    Tracy Rogers

                                    /s/ Jim Resendez
                                    -----------------------------------
                                    Jim Resendez

                                    /s/ Keith Swinney
                                    -----------------------------------
                                    Keith Swinney

                                    /s/ Roger Armstrong
                                    -----------------------------------
                                    Roger Armstrong

                                    /s/ Roger Faculak
                                    -----------------------------------
                                    Roger Faculak

                                    /s/ Nicholas Garza
                                    -----------------------------------
                                    Nicholas Garza

                                    /s/ Tim Haasken
                                    -----------------------------------
                                    Tim Haasken

                                    /s/ Victor Jordon
                                    -----------------------------------
                                    Victor Jordon

                                    /s/ Steven King
                                    -----------------------------------
                                    Steven King

                                    /s/ Linda Kirks
                                    -----------------------------------
                                    Linda Kirks

                                    /s/ Brad Mucek
                                    -----------------------------------
                                    Brad Mucek

                                    /s/ Charles Natcher
                                    -----------------------------------
                                    Charles Natcher

                                    /s/ John Parigi
                                    -----------------------------------
                                    John Parigi

                                    /s/ Deena Sigel
                                    -----------------------------------
                                    Deena Sigel

                                    /s/ Gene Smith
                                    -----------------------------------
                                    Gene Smith

                                    /s/ Matt Stone
                                    -----------------------------------
                                    Matt Stone

                                    /s/ Brian Walton
                                    -----------------------------------
                                    Brian Walton

                                    /s/ Martha Dispoto
                                    -----------------------------------
                                    Martha Dispoto

                                    /s/ Christine Dumas
                                    -----------------------------------
                                    Christine Dumas

                                    /s/ Ginger Edward
                                    -----------------------------------
                                    Ginger Edward

                                    /s/ Geri Lynyak
                                    -----------------------------------
                                    Geri Lynyak

                                    /s/ Roberta Kaemmerling
                                    -----------------------------------
                                    Roberta Kaemmerling

                                    /s/ Victoria King
                                    -----------------------------------
                                    Victoria King

                                    /s/ Kathy Klein
                                    -----------------------------------
                                    Kathy Klein

                                    /s/ Lorna Maxson
                                    -----------------------------------
                                    Lorna Maxson

                                    /s/ Cherie Murphy
                                    -----------------------------------
                                    Cherie Murphy

                                    /s/ Rebecca Powell
                                    -----------------------------------
                                    Rebecca Powell

                                    /s/ Anglea Skalla
                                    -----------------------------------
                                    Anglea Skalla

                                    /s/ Jo Lynn Wallace
                                    -----------------------------------
                                    Jo Lynn Wallace

                                    /s/ Nicke Waters
                                    -----------------------------------
                                    Nicke Waters

                                    /s/ Julie Barkenbush
                                    -----------------------------------
                                    Julie Barkenbush

                                    /s/ Debra Flores
                                    -----------------------------------
                                    Debra Flores

                                    /s/ Tanya Field
                                    -----------------------------------
                                    Tanya Field

                                    /s/ Thomas Keller
                                    -----------------------------------
                                    Thomas Keller

                                    /s/ Andrew Harris
                                    -----------------------------------
                                    Andrew Harris

                                    /s/ Jim Matney
                                    -----------------------------------
                                    Jim Matney

                                    /s/ Linda Mild
                                    -----------------------------------
                                    Linda Mild

                                    /s/ Frank Molinaro
                                    -----------------------------------
                                    Frank Molinaro

                                    /s/ Patrick Armentor
                                    -----------------------------------
                                    Patrick Armentor

                                    /s/ Tim Barker
                                    -----------------------------------
                                    Tim Barker

                                    /s/ Carole Beauchamp
                                    -----------------------------------
                                    Carole Beauchamp

                                    /s/ Aaron Broad
                                    -----------------------------------
                                    Aaron Broad

                                    /s/ Jack Cumber
                                    -----------------------------------
                                    Jack Cumber

                                    /s/ Henry Dieringer
                                    -----------------------------------
                                    Henry Dieringer

                                    /s/ Sarah Graham
                                    -----------------------------------
                                    Sarah Graham

                                    /s/ Bryan Jones
                                    -----------------------------------
                                    Bryan Jones

                                    /s/ Brenda Lynch
                                    -----------------------------------
                                    Brenda Lynch

                                    /s/ Lloyd Mangnall
                                    -----------------------------------
                                    Lloyd Mangnall

                                    /s/ Tim Miner
                                    -----------------------------------
                                    Tim Miner

                                    /s/ Anita Passarella
                                    -----------------------------------
                                    Anita Passarella

                                    /s/ Mark Price
                                    -----------------------------------
                                    Mark Price

                                    /s/ Karen Rye
                                    -----------------------------------
                                    Karen Rye

                                    /s/ Beth Sloan
                                    -----------------------------------
                                    Beth Sloan

                                    /s/ Suzanne Towry
                                    -----------------------------------
                                    Suzanne Towry

                                    /s/ Kathy Wojno
                                    -----------------------------------
                                    Kathy Wojno

                                    /s/ Olivier VanDierdonck
                                    -----------------------------------
                                    Olivier VanDierdonck

                                    /s/ Curtis Perryman
                                    -----------------------------------
                                    Curtis Perryman

                                    /s/ James Bonnette
                                    -----------------------------------
                                    James Bonnette

                                    /s/ Harold Bandy
                                    -----------------------------------
                                    Harold Bandy

                                    /s/ Herman Williams
                                    -----------------------------------
                                    Herman Williams

                                    /s/ Marvin Gordon
                                    -----------------------------------
                                    Marvin Gordon

                                    /s/ Michael Ruchim
                                    -----------------------------------
                                    Michael Ruchim

                                    /s/ Don Maloney
                                    -----------------------------------
                                    Don Maloney

                                                                       EXHIBIT A

                            FORM OF JOINDER AGREEMENT

                                                      [Date]

To the parties to the Stockholders
Agreement concerning Vanguard
Health Systems, Inc., dated as of
November 4, 2004

Ladies and Gentlemen:

      Reference is made to the Stockholders Agreement concerning Vanguard Health Systems, Inc., dated as of November 4, 2004 (the "Stockholders Agreement") among Vanguard Health Systems, Inc., VHS Holdings LLC, the Management Representative, the Blackstone Parties, and the Employees listed in the signature pages thereto and such other persons who are or shall become party thereto as provided therein. Capitalized terms used but not defined herein have the meanings ascribed to them in the Stockholders Agreement.

      In consideration of the covenants and agreements contained in the Stockholders Agreement, the undersigned hereby confirms and agrees that it shall be bound as an "Employee" by all of the provisions of the Stockholders Agreement.

      This letter shall be construed and enforced in accordance with the laws of the State of Delaware.

                                              Very truly yours,

                                              _______________________________
                                              [Name]